EXHIBIT 4(e)











                            AMENDED AND RESTATED

                            DECLARATION OF TRUST

                                     OF

                      NORTHWESTERN CAPITAL FINANCING I





                      NORTHWESTERN CAPITAL FINANCING I

                       CROSS-REFERENCE TABLE FOR THE
                  AMENDED AND RESTATED DECLARATION OF TRUST

   SECTION OF                                                  SECTION OF
   TRUST INDENTURE                                   AMENDED AND RESTATED
   ACT OF 1939, AS AMENDED                           DECLARATION OF TRUST
   -----------------------                           --------------------

   Section 310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . .  5.3
             (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . .  5.3
             (a)(3)  . . . . . . . . . . . . . . . . . . . . . . . .  5.6
             (a)(4)  . . . . . . . . . . . . . . . . . . . Not Applicable
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . 5.3(c)
             (c) . . . . . . . . . . . . . . . . . . . . . Not Applicable
   Section 311(a)  . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
             (c) . . . . . . . . . . . . . . . . . . . . . Not Applicable
   Section 312(a)  . . . . . . . . . . . . . . . . . . . . . . . . 2.2(a)
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
             (c) . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(a)
   Section 313(a)  . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
             (c) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
             (d) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.3
   Section 314(a)  . . . . . . . . . . . . . . . . . . . . .  2.4, 3.6(j)
             (b) . . . . . . . . . . . . . . . . . . . . . Not Applicable
             (c)(1)  . . . . . . . . . . . . . . . . . . . . . . 2.4, 2.5
             (c)(2)  . . . . . . . . . . . . . . . . . . . . . . 2.4, 2.5
             (c)(3)  . . . . . . . . . . . . . . . . . . . . . . 2.4, 2.5
             (d) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.4
             (e) . . . . . . . . . . . . . . . . . . . . . . . . . .  2.4
   Section 315(a)  . . . . . . . . . . . . . . . . . . . . . .  3.9, 3.10
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . 2.7(a)
             (c) . . . . . . . . . . . . . . . . . . . . . . . . . 3.9(a)
             (d) . . . . . . . . . . . . . . . . . . . . . . . . . 3.9(b)
             (e) . . . . . . . . . . . . . . . . . . . . . Not Applicable
   Section 316(a)  . . . . . . . . . . . . . . . . . . . . Not Applicable
             (a)(1)(A) . . . . . . . . . . . . . . . . . . Not Applicable
             (a)(1)(B) . . . . . . . . . . . . . . . . . . Not Applicable
             (a)(2)  . . . . . . . . . . . . . . . . . . . Not Applicable
             (b) . . . . . . . . . . . . . . . . . . . . . Not Applicable
             (c) . . . . . . . . . . . . . . . . . . . . . Not Applicable
   Section 317(a)(1) . . . . . . . . . . . . . . . . . . . Not Applicable
             (a)(2)  . . . . . . . . . . . . . . . . . . . Not Applicable
             (b) . . . . . . . . . . . . . . . . . . . . . . . . . 3.8(h)
   Section 318(a)  . . . . . . . . . . . . . . . . . . . . . . . . 2.1(c)

   _____________

   Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Amended and Restated Declaration of Trust.







                              TABLE OF CONTENTS
                              -----------------

   PAGE
    ----

   ARTICLE I   NTERPRETATION AND DEFINITIONS. . . . . . . . . . . . .   1
	   SECTION 1.1	Definitions . . . . . . . . . . . . . . . . .   1

   ARTICLE II  TRUST INDENTURE ACT. . . . . . . . . . . . . . . . . .   7
        SECTION 2.1    Trust Indenture Act; Application . . . . . . .   7
        SECTION 2.2    Lists of Holders of Securities  . . . . . . . .  7
        SECTION 2.3    Reports by the Property Trustee . . . . . . . .  8
        SECTION 2.4    Periodic Reports to Property Trustee  . . . . .  8
        SECTION 2.5    Evidence of Compliance with Conditions
                       Precedent . . . . . . . . . . . . . . . . . . .  8
        SECTION 2.6    Events of Default; Waiver . . . . . . . . . . .  8
        SECTION 2.7    Event of Default; Notice  . . . . . . . . . . . 10

   ARTICLE III	ORGANIZATION . . . . . . . . . . . . . . . . . . . . . 11
        SECTION 3.1    Name  . . . . . . . . . . . . . . . . . . . . . 11
        SECTION 3.2    Office  . . . . . . . . . . . . . . . . . . . . 11
        SECTION 3.3    Purpose . . . . . . . . . . . . . . . . . . . . 11
        SECTION 3.4    Authority . . . . . . . . . . . . . . . . . . . 11
        SECTION 3.5    Title to Property of the Trust  . . . . . . . . 12
        SECTION 3.6    Powers and Duties of the Regular Trustees . . . 12
        SECTION 3.7    Prohibition of Actions by the Trust and the
                       Trustees  . . . . . . . . . . . . . . . . . . . 14
        SECTION 3.8    Powers and Duties of the Property Trustee . . . 15
        SECTION 3.9    Certain Duties and Responsibilities of the
                       Property Trustee  . . . . . . . . . . . . . . . 17
        SECTION 3.10   Certain Rights of Property Trustee  . . . . . . 19
        SECTION 3.11   Delaware Trustee  . . . . . . . . . . . . . . . 21
        SECTION 3.12   Execution of Documents  . . . . . . . . . . . . 21
        SECTION 3.13   Not Responsible for Recitals or Issuance of
                       Securities  . . . . . . . . . . . . . . . . . . 21
        SECTION 3.14   Duration of Trust . . . . . . . . . . . . . . . 21
        SECTION 3.15   Mergers . . . . . . . . . . . . . . . . . . . . 22

   ARTICLE IV	SPONSOR . . . . . . . . . . . . . . . . . . . . . .  . 23
        SECTION 4.1    Sponsor s Purchase of Common Securities . . . . 23
        SECTION 4.2    Responsibilities of the Sponsor . . . . . . . . 23
        SECTION 4.3    Expenses  . . . . . . . . . . . . . . . . . . . 24

   ARTICLE V	TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . 25
        SECTION 5.1    Number of Trustees  . . . . . . . . . . . . . . 25
        SECTION 5.2    Delaware Trustee  . . . . . . . . . . . . . . . 25
        SECTION 5.3    Property Trustee; Eligibility . . . . . . . . . 25
        SECTION 5.4    Qualifications of Regular Trustees and
                       Delaware Trustee Generally  . . . . . . . . . . 26
        SECTION 5.5    Initial Trustees  . . . . . . . . . . . . . . . 26
        SECTION 5.6    Appointment, Removal and Resignation of
                       Trustees  . . . . . . . . . . . . . . . . . . . 27
        SECTION 5.7    Vacancies among Trustees  . . . . . . . . . . . 28
        SECTION 5.8    Effect of Vacancies . . . . . . . . . . . . . . 29






        SECTION 5.9    Meetings  . . . . . . . . . . . . . . . . . . . 29
        SECTION 5.10   Delegation of Power . . . . . . . . . . . . . . 29

   ARTICLE VI     DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . 30
        SECTION 6.1    Distributions . . . . . . . . . . . . . . . . . 30

   ARTICLE VII  ISSUANCE OF SECURITIES . . . . . . . . . . . . . . . . 30
        SECTION 7.1    General Provisions Regarding Securities . . . . 30
        SECTION 7.2    Rights of Holders . . . . . . . . . . . . . . . 31
        SECTION 7.3    Subordination of Common Securities  . . . . . . 31

   ARTICLE VIII TERMINATION OF TRUST . . . . . . . . . . . . . . . . . 32
        SECTION 8.1    Termination of Trust  . . . . . . . . . . . . . 32

   ARTICLE IX TRANSFER OF INTERESTS  . . . . . . . . . . . . . . . . . 33
        SECTION 9.1    Transfer of Securities  . . . . . . . . . . . . 33
        SECTION 9.2    Transfer of Certificates  . . . . . . . . . . . 33
        SECTION 9.3    Deemed Security Holders . . . . . . . . . . . . 32
        SECTION 9.4    Book Entry Interests  . . . . . . . . . . . . . 34
        SECTION 9.5    Notices to Clearing Agency  . . . . . . . . . . 34
        SECTION 9.6    Appointment of Successor Clearing Agency  . . . 35
        SECTION 9.7    Definitive Preferred Security Certificates  . . 35
        SECTION 9.8    Mutilated, Destroyed, Lost or Stolen
                       Certificates  . . . . . . . . . . . . . . . . . 36

   ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES
        AND OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . . 37
        SECTION 10.1   Liability . . . . . . . . . . . . . . . . . . . 37
        SECTION 10.2   Exculpation . . . . . . . . . . . . . . . . . . 37
        SECTION 10.3   Fiduciary Duty  . . . . . . . . . . . . . . . . 38
        SECTION 10.4   Indemnification . . . . . . . . . . . . . . . . 39
        SECTION 10.5   Outside Businesses  . . . . . . . . . . . . . . 39

   ARTICLE XI ACCOUNTING . . . . . . . . . . . . . . . . . . . . . . . 40
        SECTION 11.1   Fiscal Year . . . . . . . . . . . . . . . . . . 40
        SECTION 11.2   Certain Accounting Matters  . . . . . . . . . . 40
        SECTION 11.3   Banking . . . . . . . . . . . . . . . . . . . . 41
        SECTION 11.4   Withholding . . . . . . . . . . . . . . . . . . 41

   ARTICLE XII AMENDMENTS AND MEETINGS . . . . . . . . . . . . . . . . 41
        SECTION 12.1   Amendments  . . . . . . . . . . . . . . . . . . 41
        SECTION 12.2   Meetings of the Holders of Securities; Action
                       by Written Consent  . . . . . . . . . . . . . . 43

   ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE  . . . . . . . . . 45
        SECTION 13.1   Representations and Warranties of Property
                       Trustee . . . . . . . . . . . . . . . . . . . . 45

   ARTICLE XIV MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . 46
        SECTION 14.1   Notices . . . . . . . . . . . . . . . . . . . . 46
        SECTION 14.2   Governing Law . . . . . . . . . . . . . . . . . 47
        SECTION 14.3   Intention of the Parties  . . . . . . . . . . . 47
        SECTION 14.4   Headings  . . . . . . . . . . . . . . . . . . . 47
        SECTION 14.5   Successors and Assigns  . . . . . . . . . . . . 47
        SECTION 14.6   Partial Enforceability  . . . . . . . . . . . . 47






        SECTION 14.7   Counterparts  . . . . . . . . . . . . . . . . . 47


   EXHIBIT A   Form of Terms  of Trust Preferred Capital Securities
                 and Trust Common Capital Securities . . . . . . . .  A-1

   EXHIBIT B   Specimen of Debenture . . . . . . . . . . . . . . . .  B-1

   EXHIBIT C   Underwriting Agreement  . . . . . . . . . . . . . . .  C-1




















































                            LIST OF DEFINED TERMS
                            ---------------------

                                                                     PAGE
                                                                     ----

   10% in liquidation amount of the Securities . . . . . . . . . . . .  6
   66-2/3% in liquidation amount of the Securities . . . . . . . . . .  6
   Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Authorized Officer  . . . . . . . . . . . . . . . . . . . . . . . .  2
   Book Entry Interest . . . . . . . . . . . . . . . . . . . . . . . .  2
   Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Business Trust Act  . . . . . . . . . . . . . . . . . . . . . . . .  2
   Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Clearing Agency . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Clearing Agency Participant . . . . . . . . . . . . . . . . . . . .  2
   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Common Securities Guarantee . . . . . . . . . . . . . . . . . . . .  2
   Common Security . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Common Security Certificate . . . . . . . . . . . . . . . . . . . .  3
   Covered Person  . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Debenture Issuer  . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Debenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Debentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Definitive Preferred Security Certificates  . . . . . . . . . . . .  3
   Delaware Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Direction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Global Certificate  . . . . . . . . . . . . . . . . . . . . . . . .  3
   Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
   Indemnified Person  . . . . . . . . . . . . . . . . . . . . . . . .  4
   Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   Investment Company  . . . . . . . . . . . . . . . . . . . . . . . .  4
   Investment Company Act  . . . . . . . . . . . . . . . . . . . . . .  4
   Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   List of Holders . . . . . . . . . . . . . . . . . . . . . . . . . .  4
   Majority in liquidation amount of the Securities  . . . . . . . . .  4
   Officers  Certificate . . . . . . . . . . . . . . . . . . . . . . .  4
   Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Preferred Securities Guarantee  . . . . . . . . . . . . . . . . . .  5
   Preferred Security  . . . . . . . . . . . . . . . . . . . . . . . .  5
   Preferred Security Beneficial Owner . . . . . . . . . . . . . . . .  5
   Preferred Security Certificate  . . . . . . . . . . . . . . . . . .  5
   Property Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Property Trustee Account  . . . . . . . . . . . . . . . . . . . . .  5
   Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Regular Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Related Party . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . .  5






   Rule 3a-7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Successor Entity  . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Successor Securities  . . . . . . . . . . . . . . . . . . . . . . .  6
   Super Majority  . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Treasury Regulations  . . . . . . . . . . . . . . . . . . . . . . .  6
   Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . . .  7
   Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   Underwriting Agreement  . . . . . . . . . . . . . . . . . . . . . .  7

















































                            AMENDED AND RESTATED
                            DECLARATION OF TRUST
                                     OF
                      NORTHWESTERN CAPITAL FINANCING I



        AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 18, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), NorthWestern Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

   WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act (the "Business Trust Act") pursuant to a Declaration of Trust dated as of June 30, 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on July 1, 1998 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein); and

   WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

   NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                      I
                       INTERPRETATION AND DEFINITIONS

   1.1       Definitions.

   In this Declaration, unless the context otherwise requires:

        (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

        (b) a term defined anywhere in this Declaration has the same meaning throughout;

        (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;





        (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

        (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

        (f) a reference to the singular includes the plural and vice versa.

   "Affiliate" has the same meaning as given to that term in Rule 405 promulgated under the Securities Act or any successor rule thereunder.

   "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

   "Book Entry Interest" means a beneficial interest in a Global
   Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

   "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or required by applicable law to close.

   "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

   "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

   "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in whose nominee s name shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

   "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

   "Commission" means the Securities and Exchange Commission.

   "Common Security" has the meaning specified in Section 7.1.









   "Common Securities Guarantee" means the guarantee agreement to be dated as of November 18, 1998 of the Sponsor in respect of the Common Securities.

   "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

   "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or
   (ii) the Trust s Affiliates; and (b) any Holder of Securities.

   "Debenture Issuer" means NorthWestern Corporation in its capacity as issuer of the Debentures.

   "Debenture Trustee" means The Chase Manhattan Bank, as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

   "Debentures" means the series of Debentures entitled "7.20% Junior Subordinated Deferrable Interest Debentures due 2038" to be issued to the Property Trustee by the Debenture Issuer under the Indenture, a specimen certificate of which is attached as Exhibit B.

   "Delaware Trustee" has the meaning set forth in Section 5.2.

   "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

   "Direction" by a Person means a written direction signed:

        (a)  if the Person is a natural person, by that Person; or

        (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

   "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

   "DTC" means The Depository Trust Company, the initial Clearing Agency.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

   "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

   "Global Certificate" has the meaning set forth in Section 9.4.

   "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.








   "Indemnified Person" means any Trustee, any Affiliate of any Trustee, or any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee, or any employee or agent of the Trust or its Affiliates.

   "Indenture" means the Indenture dated as of August 1, 1995, between the Debenture Issuer and The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), as trustee, as supplemented by the First Supplemental Indenture dated as of August 1, 1995 and the Second Supplemental Indenture dated as of November 15, 1998, pursuant to which the Debentures are to be issued.

   "Investment Company" means an investment company as defined in the Investment Company Act.

   "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

   "Legal Action" has the meaning set forth in Section 3.6(g).

   "List of Holders" has the meaning set forth in Section 2.2.

   "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Securities and by the Trust Indenture Act, a vote by the Holder(s) of Securities voting together as a single class or, as the context may require, a vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing a majority of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

   "Officers Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

        (a)  a statement that each officer signing the Officers
             Certificate has read the covenant or condition and the definition relating thereto;

        (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers Certificate;

        (c) a statement that each such officer has made such examination or investigation as, in such officer s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.







   "Paying Agent" has the meaning specified in Section 3.8(h).

   "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

   "Preferred Securities Guarantee" means the guarantee agreement to be dated as of November 18, 1998 of the Sponsor in respect of the Preferred Securities.

   "Preferred Security" has the meaning specified in Section 7.1.

   "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

   "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Annex I to Exhibit A.

   "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

   "Property Trustee Account" has the meaning set forth in Section
   3.8(c).

   "Prospectus" has the meaning set forth in the terms of the Securities set forth in Exhibit A.

   "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

   "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

   "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

   "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the corporate trust department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer s knowledge of and familiarity with the particular subject.






   "Rule 3a-7" means Rule 3a-7 promulgated under the Investment Company Act or any successor rule thereunder.

   "Securities" means the Common Securities and the Preferred Securities.

   "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

   "66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, a vote by the Holder(s) of the Securities voting together as a single class or, as the context may require, a vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing 66 2/3% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

   "Sponsor" means NorthWestern Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

   "Successor Entity" has the meaning set forth in Section 3.15.

   "Successor Securities" has the meaning set forth in Section 3.15.

   "Super Majority" has the meaning set forth in Section 5(b) of the terms of Securities, as set forth in Exhibit A.

   "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, the vote by the Holder(s) of the Securities voting together as a single class or, as the context may require, the vote by the Holder(s) of the Preferred Securities or the Holder(s) of the Common Securities, each voting separately as a class, representing 10% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Securities of such class.

   "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

   "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.







   "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

   "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of the Preferred Securities in the form of Exhibit C.


                                     II
                             TRUST INDENTURE ACT

   2.1       Trust Indenture Act; Application.

        (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

        (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

        (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

        (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

   2.2       Lists of Holders of Securities.

        (a) Each of the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities (a "List of Holders") as of such record date, provided that none of the Sponsor, the Debenture Issuer or the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any







             List of Holders previously given to it on receipt of a new List of Holders.

        (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

   2.3       Reports by the Property Trustee.

   Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
   Section 313(d) of the Trust Indenture Act.

   2.4       Periodic Reports to Property Trustee.

   Each of the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

   2.5       Evidence of Compliance with Conditions Precedent.

   Each of the Sponsor, the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in
   Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers Certificate.

   2.6       Events of Default; Waiver.

        (a) The Holders of a Majority in liquidation amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the Event of Default arises out of an event of default under the Indenture:

             (i) which is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

             (ii) which requires the consent or vote of all or a Super
                  Majority of the holders of the Debentures to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Preferred Securities or the Holders of at least the proportion in liquidation amount of the Preferred Securities as represents the relevant Super






                  Majority of the aggregate principal amount of the Debentures outstanding.

             Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

        (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default arises out of an event of default under the Indenture:

             (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

             (ii) which requires the consent or vote of all or a Super
                  Majority of the Holders of the Debentures to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Common Securities or the Holders of at least the proportion in liquidation amount of the Common Securities as represents the relevant Super Majority of the aggregate principal amount of the Debentures outstanding.

             Each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property






             Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

        (c) A waiver of an event of default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

   2.7       Event of Default; Notice.

        (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

        (b) The Property Trustee shall not be deemed to have knowledge of any default except:

             (i) a default under Sections 501(a)(1) and 501(a)(2) of the Indenture; or

             (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice of.













                                     III
                                ORGANIZATION

   3.1       Name.

   The Trust is named "NorthWestern Capital Financing I", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust s activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

   3.2       Office.

   The address of the principal office of the Trust is c/o NorthWestern Corporation, 125 S. Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104. On ten Business Days written notice to the Holders of the Securities, the Regular Trustees may designate another principal office. The name and business address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders of the Securities, the Sponsor, the Property Trustee and the Regular Trustees.

   3.3       Purpose.

   The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the proceeds from such sales to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would (i) cause the Trust not to be classified for United States federal income tax purposes as a grantor trust or (ii) cause each Holder of Securities not to be treated as owning an undivided beneficial interest in the Debentures at any time the Securities are outstanding.

   3.4       Authority.

   Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.









   3.5       Title to Property of the Trust.

   Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

   3.6       Powers and Duties of the Regular Trustees.

   Subject to Section 4.2, the Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

        (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of the Securities shall be limited to a one-time, simultaneous issuance of both the Preferred Securities and the Common Securities;

        (b) in connection with the issue and sale of the Preferred Securities, to execute and deliver any documents required by any Clearing Agency in connection with the issuance of a Global Certificate;

        (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders or Common Securities;

        (d) to give the Debenture Issuer, the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event or an Investment Company Event (each as defined in the Indenture); provided that the Regular Trustees shall consult with the Debenture Issuer, the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to a Tax Event or an Investment Company Event;

        (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;







        (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

        (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
             Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

        (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

        (i) to cause the Trust to comply with the Trust s obligations under the Trust Indenture Act;

        (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

        (k) to incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

        (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

        (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) to shorten the stated maturity of the Debentures pursuant to the Indenture;

        (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

        (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust s valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

        (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:








             (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

             (ii) causing the Trust not to be characterized for United
                  States federal income tax purposes as an association taxable as a corporation or a partnership but for each Holder of Securities to be treated as owning an undivided beneficial interest in the Debentures; and

             (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

        (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

   The Regular Trustees must exercise the powers set forth in this
   Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

   Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in
   Section 3.8.

   3.7       Prohibition of Actions by the Trust and the Trustees.

   The Trust shall not, and the Trustees (including the Property Trustee) shall not engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not:

        (a) invest any proceeds received by the Trust from holding the Debentures but shall distribute all such proceeds to the Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

        (b)  acquire any assets other than as expressly provided herein;

        (c)  possess Trust property for other than a Trust purpose;

        (d)  make any loans or incur any indebtedness;

        (e) unless otherwise provided in this Declaration, possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;








        (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

        (g) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

   3.8       Powers and Duties of the Property Trustee.

        (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section
             5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

        (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

        (c)  The Property Trustee shall:

             (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical






                  rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

             (ii) engage in such ministerial activities as shall be
                  necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

             (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities.

        (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

        (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee s duties and obligations under this Declaration or the Trust Indenture Act.

        (f) The Property Trustee shall not resign as a Trustee unless either:

             (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities; or

             (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section
                  5.6.

        (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of the Securities.

        (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and may remove any Paying Agent at any time and appoint a successor Paying Agent or additional Paying Agents at any time. Any Paying Agent shall comply with Section 317(b) of the Trust Indenture Act.









        (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

        The Property Trustee must exercise the powers set forth in this
        Section 3.8 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

   3.9       Certain Duties and Responsibilities of the Property Trustee.

        (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

             (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                  (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished






                       to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

             (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee under this Declaration;

             (iv) no provision of this Declaration shall require the
                  Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

             (v) the Property Trustee s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Trust Indenture Act and Rule 3a-7;

             (vi) the Property Trustee shall have no duty or liability
                  for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

            (vii) the Property Trustee shall not be liable for any
                  interest on any money received by it and shall not be required to segregate money held by the Property Trustee from other funds held by it except in relation to the Property Trustee Account maintained pursuant to
                  Section 3.8(c)(i) or as otherwise required by law; and







           (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

   3.10 Certain Rights of Property Trustee.

        (a)  Subject to the provisions of Section 3.9:

             (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

             (ii) any direction or act of the Sponsor or the Regular
                  Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers Certificate;

            (iii) whenever in the administration of this Declaration, the
                  Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon an Officers Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

             (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any tax or securities) (or any rerecording, refiling or re-registration thereof);

             (v) the Property Trustee may consult with counsel (which counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees), and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and the Property Trustee shall have the right at any time to seek instructions concerning the administration







                  of this Declaration from any court of competent jurisdiction;

             (vi) the Property Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that nothing contained in this
                  Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (vii) the Property Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

             (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee s or its agent s taking such action;

             (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion and liquidation






                  amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedies, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

             (xi) except as otherwise expressly provided by this
                  Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

        (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent, in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

   3.11 Delaware Trustee.

   Notwithstanding any other provision of this Declaration other than
   Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

   3.12 Execution of Documents.

   Unless otherwise determined by the Regular Trustees, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

   3.13 Not Responsible for Recitals or Issuance of Securities.

   The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

   3.14 Duration of Trust.

   The Trust, unless dissolved pursuant to the provisions of Article Eight hereof, shall dissolve 55 years from the date of the Prospectus.






   3.15 Mergers.

        (a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other body, except as described in Section 3.15(b) and (c).

        (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate or merge with or into, or be replaced by, a trust organized as such under the laws of any State; provided, that:

             (i)  such successor entity (the "Successor Entity") either:

                  (A) expressly assumes all of the obligations of the Trust under the Securities; or

                  (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

             (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity which possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

            (iii) the Preferred Securities or any Successor Securities
                  are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

             (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities or any Successor Securities to be downgraded by any nationally recognized statistical rating organization;

             (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities or any Successor Securities in any material respect under the documents governing the Preferred Securities or the Successor Securities (other than with respect to any dilution of such Holders interests in the new entity);

             (vi) such Successor Entity has a purpose substantially
                  identical to that of the Trust;






            (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities or any Successor Securities in any material respect under the documents governing the Preferred Securities or the Successor Securities (other than with respect to any dilution of the Holders interest in the new entity); and

                  (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

             (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

        (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of the Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate or merge with or into, or be replaced by, any other entity or permit any other entity to consolidate, amalgamate or merge with or into, or replace, it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided beneficial interest in the Debentures.


                                     IV
                                   SPONSOR

   4.1       Sponsor s Purchase of Common Securities.

   On November 18, 1998, the Sponsor will purchase all the Common
   Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

   4.2       Responsibilities of the Sponsor.

   In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to engage in the following activities and to execute on behalf of the Trust the documents referred to in subsections (a) through (e) of this Section 4.2:






        (a) to prepare, execute and file with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

        (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to prepare, execute and file such documents as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

        (c) to prepare, execute and file an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

        (d) to prepare, execute and file with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

        (e) to negotiate the terms of and execute the Underwriting Agreement providing for the sale of the Preferred
             Securities.

   4.3       Expenses.

        (a) The Sponsor shall be responsible for and pay for all (and the Trust shall not be obligated to pay, directly or indirectly, for any) debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust, including, without limitation, the costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses related to the operation of the Trust, including, without limitation, the costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses of printing and engraving, Paying Agents(s), registrar(s), transfer agent(s), duplicating, travel, telephone and costs and expenses incurred in connection with the disposition of Trust assets.

        (b) The Sponsor will pay any and all taxes and all liabilities, costs and expenses with respect to such taxes of the Trust.

















                                      V
                                  TRUSTEES

   5.1       Number of Trustees.

   The number of Trustees shall initially be three (3), and:

        (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees;

        (b) after the issuance of any Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that at all times the number of Trustees shall be at least three (3) (the majority of which shall be Regular Trustees); and

        (c) if there are only three Trustees, the Trustee that acts as Property Trustee shall also act as Delaware Trustee pursuant to Section 5.2.

   5.2       Delaware Trustee.

   If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

        (a)  a natural person who is a resident of the State of Delaware;
             or

        (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

   provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

   5.3       Property Trustee; Eligibility.

        (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

             (i)  not be an Affiliate of the Sponsor;

             (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars






                  ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

            (iii) if the Trust is excluded from the definition of an
                  Investment Company solely by means of Rule 3a-7 and, to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

        (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.6(c).

        (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

        (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

   5.4       Qualifications of Regular Trustees and Delaware Trustee
             Generally.

   Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

   5.5       Initial Trustees.

   The initial Regular Trustees shall be:

        Merle D. Lewis
        125 S. Dakota Avenue
        Suite 1100
        Sioux Falls, South Dakota  57104

        Richard R. Hylland
        125 S. Dakota Avenue






        Suite 1100
        Sioux Falls, South Dakota  57104

   The initial Delaware Trustee shall be:

        Wilmington Trust Company
        Rodney Square North
        1100 N. Market Street
        Wilmington, Delaware 19890-0001

   The initial Delaware Trustee shall also act as Property Trustee.

   5.6       Appointment, Removal and Resignation of Trustees.

        (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

             (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

             (ii) after the issuance of any Securities by vote of the
                  Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided that if an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may only be appointed or removed at such time by a vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

        (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until:

             (i) a successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and


             (ii) unless such successor Property Trustee shall also serve as Delaware Trustee, a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 has been appointed and has accepted such appointment by written instrument executed by such successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

        (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take







             effect upon such delivery or upon such later date as is specified therein; provided, however, that:

             (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

                  (A) until a successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                  (B) if the Trust is not deemed an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

             (ii) no such resignation of the Trustee that acts as the
                  Delaware Trustee shall be effective until a successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

        (d) The Holders of the Common Securities shall use their best efforts to appoint promptly a successor Delaware Trustee or successor Property Trustee, as the case may be, if the Delaware Trustee or the Property Trustee delivers an instrument of resignation in accordance with this Section 5.6.

        (e) If no successor Property Trustee or successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a successor Property Trustee or successor Delaware Trustee. Such court may thereupon, after causing to be given such notice, if any, as it may deem proper and prescribe, appoint a successor Property Trustee or successor Delaware Trustee, as the case may be.

   5.7       Vacancies among Trustees.

   If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.








   5.8       Effect of Vacancies.

   The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

   5.9       Meetings.

   Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

   5.10 Delegation of Power.

        (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any governmental filing; and

        (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.








                                     VI
                                DISTRIBUTIONS

   6.1       Distributions.

   Holders shall receive Distributions in accordance with the applicable terms of the Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Sums (each as defined in the Indenture)), premium of and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are legally available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                                     VII
                           ISSUANCE OF SECURITIES

   7.1       General Provisions Regarding Securities.

        (a) The Trust shall issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A and incorporated herein by reference (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

        (b) The Certificates shall be signed on behalf of the Trust by any Regular Trustee. Such signatures may be by manual or facsimile signatures. Typographical and other minor errors or defects in the reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee who shall have signed any Certificates shall cease to be a Regular Trustee before such Certificates shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the Person who signed such Certificates had not ceased to be a Regular Trustee; and any Certificate may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, even if such Person was not a Regular Trustee as of the date of this Declaration. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to






             comply with any law or with any rule or regulation of any stock exchange on which any Securities may be listed, or to conform to usage.

        (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

        (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable (except, with respect to the Common Securities, as provided in
             Section 10.1(b)).

        (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound, by this Declaration, the Preferred Securities Guarantee and the Indenture.

   7.2       Rights of Holders.

        (a) If the Property Trustee fails to enforce its rights under this Declaration or the Debentures, any Holder of Preferred Securities may institute a legal proceeding against the Debenture Issuer to enforce the Property Trustee s rights under the Declaration or the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

        (b) For as long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, upon an Event of Default, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Debenture Issuer, pursuant to Article X of the Second Supplemental Indenture, for enforcement of payment to such Holder of any amount payable in respect of Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder.

   7.3       Subordination of Common Securities.

   Payment of Distributions on, and the Redemption Price of, the Preferred Securities and Common Securities, as applicable, will be made pro rata based on the liquidation amount of such Preferred Securities and Common Securities. However, if on any date on which a Distribution is to be made, or any Redemption Date, an Event of Default has occurred and is continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in






   cash of all accumulated and unpaid Distributions on all the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable.


                                    VIII
                            TERMINATION OF TRUST

   8.1       Termination of Trust.

        (a)  The Trust shall dissolve upon the first to occur of:

             (i) the bankruptcy of the Holder of the Common Securities, the Sponsor or the Debenture Issuer;

             (ii) the filing of a certificate of dissolution or its
                  equivalent with respect to the Holder of the Common Securities, the Sponsor or the Debenture Issuer, the revocation of the charter of the Holder of the Common Securities, the Sponsor or the Debenture Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

            (iii) the entry of a decree of judicial dissolution of the
                  Holder of the Common Securities, the Sponsor, the Debenture Issuer or the Trust;

             (iv) the redemption of all of the Securities in connection with the redemption of all of the Debentures;

             (v) the written direction to the Property Trustee from all of the Holders of the Common Securities at any time to dissolve the Trust and to distribute the Debentures to the Holders of the Securities in exchange for the Securities (which direction is optional and wholly within the discretion of the Holders of the Common Securities);

             (vi) before the issuance of any Securities, the written
                  consent of all of the Regular Trustees and the Sponsor;
                  or

            (vii) the expiration of the term of the Trust as provided in
                  Section 3.14.

        (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.






        (c) The provisions of Section 3.9 and Article Ten shall survive the termination of the Trust.


                                     IX
                            TRANSFER OF INTERESTS

   9.1       Transfer of Securities.

        (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

        (b) Subject to this Article Nine, Preferred Securities shall be freely transferable.

        (c) Subject to this Article Nine, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

             (i) the Trust would be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Debentures; and

             (ii) the Trust or the transferee would be an Investment
                  Company or would be controlled by an Investment
                  Company.

   9.2       Transfer of Certificates.

   The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges which may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee






   of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

   9.3       Deemed Security Holders.

   The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

   9.4       Book Entry Interests.

   Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner s interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

        (a) the provisions of this Section 9.4 shall be in full force and effect;

        (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

        (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

        (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants to receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will






             make book entry transfers among the Clearing Agency
             Participants.

   9.5       Notices to Clearing Agency.

   Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

   9.6       Appointment of Successor Clearing Agency.

   If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

   9.7       Definitive Preferred Security Certificates.

        (a)  If:

             (i) a Clearing Agency notifies the Sponsor that it is unwilling or unable to continue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed pursuant to Section 9.6 within 90 days after such discontinuance;

             (ii) a Clearing Agency ceases to be registered under the
                  Exchange Act at a time the Clearing Agency is required to be so registered to act as such depository and a successor Clearing Agency is not appointed pursuant to
                  Section 9.6 within 90 days after notice of such cessation;

            (iii) the Regular Trustees elect, with the consent of the
                  Sponsor, to terminate the book entry system through the Clearing Agency with respect to the Preferred
                  Securities; or

             (iv) an Event of Default shall have occurred and be
                  continuing;

        then:

             (v) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

             (vi) upon surrender of the Global Certificates by the
                  Clearing Agency, accompanied by registration






                  instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency.

        (b) The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

   9.8       Mutilated, Destroyed, Lost or Stolen Certificates.

   If:

        (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

        (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

   then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.














                                      X
                    LIMITATION OF LIABILITY OF HOLDERS OF
                       SECURITIES, TRUSTEES AND OTHERS

   10.1 Liability.

        (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

             (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

             (ii) required to pay to the Trust or to any Holder of
                  Securities any deficit upon dissolution of the Trust or otherwise.

        (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust s assets.

        (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

   10.2 Exculpation.

        (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person s gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in Section 3.9) or willful misconduct with respect to such acts or omissions.

        (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including






             information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

   10.3 Fiduciary Duty.

        (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

        (b)  Unless otherwise expressly provided herein:

             (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

             (ii) whenever this Declaration or any other agreement
                  contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

        (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

             (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires,






                  including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

             (ii) in its "good faith" or under another express standard,

             the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

   10.4 Indemnification.

        (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in Section 3.9) or willful misconduct with respect to such acts or omissions.

        (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). This Section shall survive the termination of this Declaration or the earlier removal or resignation of any of the Trustees.

   10.5 Outside Businesses.

   Any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and, subject to Section 5.3(c), the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee or the Property Trustee shall be obligated to present






   any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                     XI
                                 ACCOUNTING

   11.1 Fiscal Year.

   The fiscal year of the Trust shall be the calendar year, or such other year as is required by the Code.

   11.2 Certain Accounting Matters.

        (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each fiscal year by a firm of independent certified public accountants selected by the Regular Trustees.

        (b) The Regular Trustees shall cause to be prepared and delivered to each Holder of Securities, within 90 days after the end of each fiscal year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such fiscal year, and the related statements of income or loss.

        (c) The Regular Trustees shall cause to be duly prepared and delivered to each Holder of Securities any United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by such Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each fiscal year of the Trust.






        (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return on such form as is required by United States federal income tax law and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

   11.3 Banking.

   The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account, and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

   11.4 Withholding.

   The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, to the fullest extent permitted by law, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                     XII
                           AMENDMENTS AND MEETINGS

   12.1 Amendments.

        (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, by a majority of the Regular Trustees); provided, however, that:







             (i) no amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to

                  (A) cause the Trust to be classified as other than a grantor trust for purposes of United States federal income taxation as confirmed by an opinion of counsel;

                  (B) affect the powers, rights, duties, obligations or immunities of the Property Trustee or the Delaware Trustee (unless such amendment is consented to in writing by the Property Trustee or the Delaware Trustee, as the case may be); or

                  (C) cause the Trust to be deemed an Investment Company that is required to be registered under the Investment Company Act;

             (ii) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would (A) materially adversely affect the rights, privileges or preferences of any Holder of Securities or (B) provide for the dissolution or winding-up of the Trust other than pursuant to this Declaration may be effected only with such additional requirements as may be set forth in the terms of such Securities;

             (iii) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

             (iv) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

             (v) the rights of the holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities (except to the extent such amendment relates to the rights of the Holders of the Preferred Securities with respect to the Property Trustee, in which case such amendment may only be made in accordance with the terms of the Preferred Securities).

        (b) Subject to Section 12.1(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to:

             (i)  cure any ambiguity;









             (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

            (iii) add to the covenants, restrictions or obligations of the Sponsor; and

             (iv) conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of the Securities.

   12.2 Meetings of the Holders of Securities; Action by Written Consent.

        (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which the Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which any Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of any class of Securities, if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more written notices stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities directing the Regular Trustees to call a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting, and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.


        (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

             (i) Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which any Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken; (ii) a






                  description of any resolution proposed for adoption at such meeting on which such holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

             (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

            (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

             (iv) Unless the Business Trust Act, this Declaration, the
                  terms of the Securities or the listing rules of any stock exchange on which any Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of the Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.






             (v) Any Preferred Securities that are owned by the Debenture Issuer or any of its Affiliates shall not be entitled to vote or consent and shall, for purposes of any vote or consent, be treated as if such Preferred Securities were not issued and outstanding.


                                    XIII
                     REPRESENTATIONS OF PROPERTY TRUSTEE

   13.1 Representations and Warranties of Property Trustee.

   The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee s acceptance of its appointment as Property Trustee that:

        (a) The Property Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

        (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

        (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

        (d) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.












                                     XIV
                                MISCELLANEOUS

   14.1 Notices.

   All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

        (a) if given to the Trust, in care of the Regular Trustees at the Trust s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                       NORTHWESTERN CAPITAL FINANCING I
                       c/o NorthWestern Corporation
                       125 S. Dakota Avenue
                       Suite 1100
                       Sioux Falls, South Dakota  57104
                       Attention:  Richard R. Hylland

        (b) if given to the Property Trustee or the Delaware Trustee, at the mailing address set forth below (or such other address as the Property Trustee or the Delaware Trustee may give notice of to the Holders of the Securities):

                       WILMINGTON TRUST COMPANY
                       Rodney Square North
                       1100 N. Market Street
                       Wilmington, Delaware  19890-0001
                       Attention:  Corporate Trust Administration

        (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                       NORTHWESTERN CORPORATION
                       125 S. Dakota Avenue
                       Suite 1100
                       Sioux Falls, South Dakota  57104
                       Attention:  Daniel K. Newell

        (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

   All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.








   14.2 Governing Law.

   This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

   14.3 Intention of the Parties.

   It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather as a grantor trust or otherwise in a manner that each Holder of Securities be treated as owning an undivided beneficial interest in the Debentures. The provisions of this Declaration shall be interpreted to further this intention of the parties.

   14.4 Headings.

   Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

   14.5 Successors and Assigns.

   Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

   14.6 Partial Enforceability.

   If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

   14.7 Counterparts.

   This Declaration may contain more than one counterpart of the signature page, and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.














   IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                 NORTHWESTERN CORPORATION
                                 as Sponsor and Debenture Issuer


                                 By:/s/ Richard R. Hylland
                                    ------------------------------------
                                    Name:  Richard R. Hylland
                                    Title: President and Chief Operating
                                          Officer




                                 /s/ Merle D. Lewis
                                    -------------------------------------
   --
                                 Merle D. Lewis, as Regular Trustee


                                 /s/ Richard R. Hylland
                                    -------------------------------------
   --
                                 Richard R. Hylland, as Regular Trustee


                                 WILMINGTON TRUST COMPANY
                                 as Delaware Trustee and Property Trustee


                                 By: /s/ Donald G. Mackelcan
                                       ----------------------------------
   --
                                      Name:  Donald G. Mackelcan
                                      Title: Assistant Vice President
























                                  EXHIBIT A

                             TERMS OF SECURITIES

                                  TERMS OF
                  7.20% TRUST PREFERRED CAPITAL SECURITIES
                    7.20% TRUST COMMON CAPITAL SECURITIES


   Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 18, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

   1.   DESIGNATION AND NUMBER.

        (a) "Preferred Securities." 2,200,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $55,000,000 and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "7.20% Trust Preferred Capital Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

        (b) "Common Securities." 68,042 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $1,701,050 and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "7.20% Trust Common Capital Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

   2.   DISTRIBUTIONS.

        (a) Distributions payable on each Security will be fixed at a rate per annum of 7.20% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will accumulate additional distributions thereon compounded quarterly at the Coupon Rate (to the extent






             permitted by applicable law). The term "Distributions" as used herein includes such periodic cash distributions and any such additional distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period on the basis of the actual number of days elapsed in such a 30-day month.

        (b) Distributions on the Securities will be cumulative, will accumulate from November 18, 1998 and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on December 31, 1998, except as otherwise described below. So long as no Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters, but not beyond the stated maturity of the Debentures (each an "Extension Period"), and, as a consequence of such extension, Distributions will also be deferred. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the stated maturity of the Debentures. If Distributions are deferred, the deferred Distributions, including additional accumulated Distributions thereon at the Coupon Rate compounded quarterly, shall be paid to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

        (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of
             the Preferred Securities   Book-Entry Only Issuance   The
             Depository Trust Company" in the Prospectus Supplement dated November 10, 1998, to the Prospectus dated July 14, 1998 (together, the "Prospectus") included in the Registration Statement on Form S-3 of the Sponsor, the Debenture Issuer






             and the Trust. The relevant record dates for the Common Securities, and, if the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities, shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be 15 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

        (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

   3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

        (a) If dissolution of the Trust occurs for any reason other than the repayment of all of the Securities in connection with the redemption of the Debentures, the Regular Trustees shall, after satisfaction of liabilities to creditors of the Trust and obtaining any required Federal Energy Regulatory Commission or state public utility commission approval, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of the Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders interests in the Trust on a Pro Rata basis, as expeditiously as the Property Trustee determines to be possible; provided that, if the foregoing distribution is not practical, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate stated liquidation amount of $25 per Security plus






             accumulated and unpaid Distributions thereon to the date of payment (the "Liquidation Distribution").

        (b) If, upon any such dissolution or winding-up of the Trust, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

        (c) On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding,
             (ii) The Depository Trust Company ("DTC") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution with respect to the Preferred Securities held by DTC or its nominee, and (iii) any certificates representing the Securities, except for certificates representing Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of the Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

        (d) If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed on immediately prior to the distribution of the Debentures.

   4.   REDEMPTION.

        (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon earlier redemption, the proceeds from such repayment or redemption shall be thereupon applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accumulated and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

        (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(d)(ii) below.






        (c) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly redemption.

        (d)  Redemption Procedures.

             (i) Notice of any redemption of the Securities (a "Redemption Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption thereof, which will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this paragraph 4(d)(i), a Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

             (ii) In the event that fewer than all the outstanding
                  Securities are to be redeemed, then the aggregate liquidation amount of the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by DTC (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to such Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such Clearing Agency; provided that, if, as a result of such Pro Rata redemption, such Clearing Agency Participants will hold fractional interests in the Preferred Securities, the Clearing Agency will adjust the amount of the interest of each Participant to be redeemed to avoid such fractional interest.

            (iii) If Securities are to be redeemed and the Trust gives a
                  Redemption Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then
                  (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of






                  the Debentures, the Property Trustee will deposit irrevocably with DTC (or successor Clearing Agency) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give DTC irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption.
                  If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Preferred Securities Guarantee or Common Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

             (iv) Redemption Notices shall be sent by the Regular
                  Trustees on behalf of the Trust (A) in respect of the Preferred Securities, to DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive






                  Preferred Security Certificates have been issued, to the Holders thereof, and (B) in respect of the Common Securities, to the Holders thereof.

             (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement, and may resell such Preferred Securities.

   5.   VOTING RIGHTS   PREFERRED SECURITIES.

        (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law, the Preferred Securities
             Guarantee and the Declaration, the Holders of the Preferred Securities will have no voting rights.

        (b) If an Event of Default occurs and is continuing, then the Holders of the Preferred Securities, acting as a single class, will have the exclusive right to appoint, remove or replace the Property Trustee during the continuance of any Event of Default in accordance with Section 5.6(a)(ii) of the Declaration. Not later than 30 days after such right to appoint, remove or replace the Property Trustee arises, the Regular Trustees will convene a meeting for the purpose of appointing, removing or replacing the Property Trustee.

             Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past event of default under the Indenture that is waivable under Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of all of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the direction of the Holders of all of the Preferred Securities outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of






             the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not fail to be classified as a grantor trust. If the Property Trustee fails to enforce its rights under the Declaration or the Debentures, to the fullest extent permitted by law, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder s written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee s rights under the Declaration or the Debentures, to the fullest extent permitted by law without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due dates specified in the Debentures. In connection with such direct action, the Debenture Issuer will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in connection with such direct action.

             The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the trustee under the Indenture with respect to the Debentures. Such notice shall state that such event of default also constitutes an Event of Default under the Declaration.

             Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of the Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which the Holders of the Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.






             No vote or consent of the Holders of the Preferred
             Securities will be required for the Trust to redeem and cancel the Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

             Notwithstanding that Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

   6.  VOTING RIGHTS   COMMON SECURITIES.

        (a) Except as provided under paragraphs 6(b), 6(c) and 7, and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

        (b) The Holders of the Common Securities are entitled, in accordance with Article Five of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace the Property Trustee as provided in paragraph 5(b).

        (c) Subject to Section 2.6 of the Declaration and to the rights of the Holders of the Preferred Securities and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including
             (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 513 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of all of the outstanding Common Securities, the Property Trustee may only give such consent or take such action at the direction of the Holders of all Common Securities. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred






             Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as an association taxable as a corporation or a partnership and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Debentures on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder s written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee s rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

             Any approval or direction of the Holders of the Common Securities may be given at a separate meeting of the Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which the Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

             No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

   7.   AMENDMENTS TO DECLARATION AND INDENTURE.

        (a) In addition to any requirements under Section 12.1 of the Declaration (including, without limitation, those specified in Section 12.1(a)(i)), if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up of the Trust, other than as described in Section
             8.1 of the Declaration, then the Holders of the Securities






             voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66 2/3% in liquidation amount of the Securities, voting together as a single class, provided that (x) if any amendment or proposal referred to in clause (i) above would materially adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66 2/3% in liquidation amount of such class of Securities and (y) a reduction of the aggregate liquidation amount or Distribution rate, a change in the payment dates or maturities of the Preferred Securities or a reduction in the percentage in the liquidation amount of outstanding Preferred Securities, the consent of the Holders of which is required for an amendment to the Declaration shall not be permitted without the consent of each Holder of Preferred Securities.

        (b) In the event the consent of the Property Trustee, as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of all the Holders of the Securities, the Property Trustee may only give such consent at the direction of all the Holders of the Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust.

   8.   PRO RATA.

   A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only






   after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

   9.   RANKING.

   The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

   10.  LISTING.

   The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange, Inc.

   11.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

   Each Holder of the Preferred Securities and the Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

   12.  NO PREEMPTIVE RIGHTS.

   The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

   13.  MISCELLANEOUS.

   These terms constitute a part of the Declaration.

   The Sponsor will provide a copy of the Declaration and the Preferred Securities Guarantee and the Indenture to any Holder without charge on written request to the Trust at its principal place of business.

   These terms and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.
















                                   ANNEX I

        [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE, INSERT:
   This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "DTC") or a nominee of DTC. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC) may be registered except in limited circumstances.

   Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New
   York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

   Certificate Number                      Number of Preferred Securities

        ____________                       _________________
                                           CUSIP NO. 668013206

                 Certificate Evidencing Preferred Securities

                                     of

                      NORTHWESTERN CAPITAL FINANCING I

                  7.20% Trust Preferred Capital Securities.
               (liquidation amount $25 per Preferred Security)

   NORTHWESTERN CAPITAL FINANCING I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of
   ________________ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.20% Trust Preferred Capital Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 18, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Securities as set forth in Exhibit A to the Declaration. Capitalized






   terms used herein but not defined shall have the meanings given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

   Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

   By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership in the Debentures.

   IN WITNESS WHEREOF, the Trust has executed this certificate this day of __________, ____.

                                 NORTHWESTERN CAPITAL FINANCING I


                                 By:____________________________________
                                           as Trustee



                                 By:____________________________________
                                           as Trustee


































                                 ASSIGNMENT

   FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:



   (Insert assignee s social security or tax identification number)





   (Insert address and zip code of assignee) and irrevocably appoints
   _____

   agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

   Date: __________________________

   Signature: ______________________
   (Sign exactly as your name appears on the other side of this Preferred Security Certificate)





































                                  ANNEX II

   Certificate Number                           Number of Common
   Securities

       ____________                                  ____________

                  Certificate Evidencing Common Securities

                                     of

                      NORTHWESTERN CAPITAL FINANCING I

                   7.20% Trust Common Capital Securities.
                (liquidation amount $25 per Common Security)

   NORTHWESTERN CAPITAL FINANCING I, a business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of ________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7.20% Trust Common Capital Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 18, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meanings given them in the Declaration.

   The Common Securities may not be transferred except in accordance with the restrictions set forth in Section 9.1(c) of the Declaration.

   The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

   Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

   By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.












   IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ___________, ____.

                                 NORTHWESTERN CAPITAL FINANCING __

                                 By:
   _____________________________________
                                           as Trustee


                                 By: ____________________________________
                                           as Trustee


















































                                 ASSIGNMENT

   FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:



   (Insert assignee s social security or tax identification number)





   (Insert address and zip code of assignee) and irrevocably appoints
   ____

   agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

   Date: ________________________

   Signature: ___________________
   (Sign exactly as your name appears on the other side of this Common Security Certificate)




































                                  EXHIBIT B

                            SPECIMEN OF DEBENTURE


                    [From Second Supplemental Indenture]























































                                  EXHIBIT C
                           UNDERWRITING AGREEMENT












          U/USER/DOCPROC/EDGER/MILLER/ex4(e)








































